Filed Pursuant to 497(a)

File Nos. 333-183032 and

333-184293

Rule 482ad

KCAP Financial, Inc. Prices Public Offering of

$36 Million 7.375% Senior Unsecured Notes Due 2019

NEW YORK, October 4, 2012 – KCAP Financial, Inc. (Nasdaq: KCAP) today announced that it has priced an underwritten public offering of $36 million in aggregate principal amount of 7.375% senior unsecured notes due 2019. The notes will mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at KCAP Financial, Inc.’s option on or after September 30, 2015. The notes will bear interest at a rate of 7.375% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2012.

Stifel, Nicolaus & Company, Incorporated and Barclays Capital Inc. are acting as joint book-running managers of this offering. Janney Montgomery Scott LLC and JMP Securities LLC are acting as co-lead managers and Ladenburg Thalmann & Co. Inc., Sandler O’Neill & Partners, L.P. and Wunderlich Securities, Inc. are acting as co-managers for this offering. The offering is expected to close on October 10, 2012, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $5.4 million in aggregate principal amount of notes.

KCAP Financial, Inc. intends to invest the net proceeds of this public offering for general corporate purposes, which includes investing in portfolio companies and collateralized loan obligation funds in accordance with its investment objective and strategies.

Investors are advised to carefully consider the investment objective and risks before investing in the notes. The preliminary prospectus subject to completion dated October 3, 2012 contains this and other information about KCAP Financial, Inc. and should be read carefully before investing.

The preliminary prospectus and this press release are not offers to sell any securities of KCAP Financial, Inc. and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Stifel, Nicolaus & Company, Incorporated, Attention: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, by calling (443) 224-1988 or by email at SyndicateOps@stifel.com or from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling (888) 603-5847.

About KCAP Financial, Inc.

KCAP Financial, Inc. is a publicly traded, internally managed business development company. KCAP Financial, Inc.’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Its wholly owned portfolio companies, Katonah Debt Advisors, L.L.C. and Trimaran Advisors, L.L.C. manage collateralized debt obligation funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. We undertake no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

KCAP Financial, Inc.

Denise Rodriguez, Investor Relations

(212) 455-8300